Assets Held For Sale	12 Months Ended
Sep. 30, 2018
Assets Held For Sale [Abstract]
Assets Held for Sale
Note 9.	Assets Held For Sale

Due to the accelerated monetization strategy, our Land and Development portfolio has met the held for sale criteria and is reflected as assets held for sale. Assets held for sale at September 30, 2018 of $59.5 million include $33.5 million of Land and Development portfolio assets, with the remainder primarily related to closed facilities. Assets held for sale at September 30, 2017 of $173.6 million include $150.4 million of Land and Development portfolio assets, with the remainder primarily related to closed facilities.